UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 23, 2010

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

4400 Post Oak Pkwy, Suite 2700, Houston, Texas		77027
(Address of principal executive offices)		(Zip code)

(713) 881-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14z-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits

On August 17, 2010, Ryder Scott Company, the Company’s third party petroleum consultant, reissued their report entitled “Adams Resources Exploration Corporation Estimated Future Reserves and Income Attributable to Certain Leasehold and Royalty Interests – SEC Parameters as of December 31, 2009”.  This report was reissued to conform with commentary received from the Securities and Exchange Commission staff.  The reissued report does not reflect events occurring after the filing of the Original Report, dated February 25, 2010, but is based on the same information available as discussed in the Original Report, and reiterated in the Reissued Report, dated August 17, 2010.  The reissued report is presented herein as exhibit 99.1 with their consent appearing as exhibit 23.1.

(d)  Exhibits

23.1    Consent of Ryder Scott Company

99.1    Adams Resources Exploration Corporation Estimated Future Reserves and Income Attributable to certain Leasehold and Royalty Interests Securities Exchange Commission Parameters as of December 31, 2009.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date: August 23, 2010	By:/s/ Richard B. Abshire
Richard B. Abshire
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.

23.1     Consent of Ryder Scott Company

99.1     Adams Resources Exploration Corporation Estimated Future Reserves and Income Attributable to certain Leasehold and Royalty Interests Securities Exchange Commission Parameters as of December 31, 2009.

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